Comerica Incorporated Investor Presentation May 2013

Karen Parkhill
Vice Chairman and CFO

Darlene Persons
Director of Investor Relations

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

- Among the top 25 U.S. bank holding companies
- $65 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded over 160 years ago
- Strong capital position
  - Tier 1 Common Capital Ratio 10.40%

Average Loan Balances[1]


California
$13.5
30%
Texas
$10.1
23%
Other Markets
$7.4
16%
Michigan
$13.6
31%

Average Deposit Balances[1]


Other Markets
$5.7
11%
California
$14.4
28%
Finance & Other
$0.4
1%
Texas
$10.0
20%
Michigan
$20.2
40%

At 3/31/13 • [1]1Q13 average balances; $ in billions

Comerica Bank

3

Well Positioned for the Future

Growing Loans
- Positioned **in faster growing markets and industries**

Maintaining Pricing Discipline
- **Lowest cost deposits** & largest percentage DDA funding vs. peers
- **Holding** new/renewed **loan spreads**

Controlling Expenses
- Continued **tight expense control**

Active in Managing Capital
- One of the **Highest Payouts** among peer group
- **Strong capital base;** Ratios among highest in peer group

Maintaining Asset Quality
- **Stable**
- Weathered cycle well relative to peer group

Positioned for Rising Rates
- **200 bps increase** in rates expected to result in **11% increase in net interest income**[1]

As of 3/31/13 • [1]Analysis based on non-parallel ramp in interest rates over 12 months; See 10K filing with SEC for methodology.

Comerica Bank

4

Financial Results

	1Q13	4Q12	1Q12
Diluted income per common share[1]	$0.70	$0.68	$0.66
Net interest income	$416	$424	$442
Loan accretion	*11*	*13*	*25*
Provision for credit losses	16	16	22
Noninterest income	200	204	206
Noninterest expenses	416	427	448
Restructuring expenses	--	*2*	--
Net income	134	130	130
Total average loans	$44,617	$44,119	$42,269
Total average deposits	50,692	51,282	48,311
Tier 1 common capital ratio[3]	10.40%[2]	10.17%	10.30%
Basel III Tier 1 common capital ratio[3]	9.4%	9.1%	--
Average diluted shares (millions)	*187*	*188*	*196*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated
[3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures

Comerica Bank

5

Substantial Growth Opportunities in Texas

- Established Texas presence: 1988
- Moved headquarters to Dallas: 2007
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 28, 2011 – Increased deposit share to #9[1] in Texas
- Comerica Texas Economic Activity Index[2] up 48% from cycle low




Average Loan Balances
9.3
9.5
9.6
9.8
10.1
+8%
1Q12
2Q12
3Q12
4Q12
1Q13


Average Deposit Balances
10.2
10.2
9.9
9.8
10.0
-3%
1Q12
2Q12
3Q12
4Q12
1Q13

At 3/31/13 • Charts: $ in billions • [1]Source: FDIC June 2012 • [2]February 2013 economic activity index, published April 2013

Comerica Bank

6

Well Positioned for Growth Opportunities in California

- Established California presence: 1991
- Increased deposit market share from 2011[1]
- Comerica California Economic Activity Index[2] up 43% from cycle low





Average Loan Balances
12.1
12.6
12.9
13.3
13.5
+12%
1Q12
2Q12
3Q12
4Q12
1Q13



Average Deposit Balances
13.7
14.1
15.0
15.5
14.4
+5%
1Q12
2Q12
3Q12
4Q12
1Q13

Charts: $ in billions • [1]Source: FDIC June 2012 • [2]February 2013 economic activity index, published April 2013

Comerica Bank

7

Leveraging #2 Deposit Market Share in Michigan

- Established Michigan presence: 1849
- Maintained #2 position in Michigan, with an increased deposit market share from 2011[1]
- Comerica Michigan Economic Activity Index[2] up 66% from cycle low





Average Loan Balances
13.8
13.8
13.5
13.4
13.7
-1%
1Q12
2Q12
3Q12
4Q12
1Q13



Average Deposit Balances
19.4
19.2
19.6
20.0
20.3
+4%
1Q12
2Q12
3Q12
4Q12
1Q13

Charts: $ in billions • [1]Source: FDIC June 2012 • [2]February 2013 economic activity index, published April 2013

Comerica Bank

8

-1.9% -1. 3% -1.0% -0.6% -0.1% 0.8% 0.9% 1.1% 1.2% 1.3% 1.5% 3.1% FHN SNV RF ST I BBT HBA N ZIO N CMA KE Y MTB BOK F FITB Loan Growth Outpacing Peer Average 42.3 43.2 43.6 44.1 44.6 46.1 45.1 3.92 3.79 3.66 3.60 3.54 1Q12 2Q12 3Q12 4Q12 1Q13 4Q12 1Q13 Loan Yields 9 Charts: $ in billions ● 1Q13 compared to 4Q12 +6%  Commitments increased $357MM to $50.9B at 3/31/13 resulting in line utilization of 47.7%, down from 49.4% at 12/31/12, primarily due to reduced Mortgage Banker usage, as expected  Loan pipeline increased with growth across most business lines Total Loan Growth Average Balances Period-end Growth in Average Loans(4Q12 vs. 1Q13) Average: 0.4% +1% 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 1Q12 2Q12 3Q12 4Q12 1Q13 Loan Performance in Select Portfolios Average $ in millions 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1Q12 2Q12 3Q12 4Q12 1Q13 +22% 10 3,80 0 4,28 3 4,29 8 4,62 2 4,87 0 1Q12 2Q12 3Q12 4Q12 1Q13 +28% National Dealer Services +30% Energy Tech and Life Sciences General Middle Market 12,9 96 13,1 84 13,0 73 13,1 54 13,4 16 1Q12 2Q12 3Q12 4Q12 1Q13 +3%

Loans by Business and Market 11  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Tables: Average $ in billions By Line of Business 1Q13 4Q12 1Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $13.43.04.90.62.00.8 $13.22.94.60.61.90.7 $13.02.33.80.61.60.6 Total Middle Market $24.7 $23.9 $21.9 CorporateUS BankingInternational 2.81.8 2.81.8 2.81.6 Mortgage Banker Finance 1.7 2.1 1.5 Commercial Real Estate 3.7 3.7 4.4 BUSINESS BANK $34.7 $34.3 $32.2 Small Business 3.6 3.5 3.6 Retail Banking 1.7 1.8 1.9 RETAIL BANK $5.3 $5.3 $5.5 Private Banking 4.6 4.5 4.6 WEALTH MANAGEMENT $4.6 $4.5 $4.6 TOTAL $44.6 $44.1 $42.3 By Market 1Q13 4Q12 1Q12 Michigan $13.6 $13.4 $13.9 California 13.5 13.3 12.1 Texas 10.1 9.8 9.3 Other Markets 7.4 7.6 7.0 TOTAL $44.6 $44.1 $42.3 Mortgage Banker Finance  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 Average Loans Charts: $ in millions 12

National Dealer Services Line of Business 13 Toyota/Lexus17% Honda/Acura 17% Ford 8% GM 9% Chrysler 8% Mercedes 3%Nissan/ Infiniti 8% Other European 9% Other Asian 11% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy: majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 60% Texas 6%Michigan 20% Other 13% 4 .9 3.5 3.5 3.5 4.3 4.9 5.0 2008 2009 2010 2011 2012 1Q13 1Q13 Loan Balances ($ in Billions) Average Period End 1Franchise distribution based on 3/31/13 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans). Franchise Distribution1 Energy 14 Average Loans Average Deposits  30+ years experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products  Diverse customer base1: Natural Gas Oil Mixed Midstream 19% Service 14% Exploration & Production 67% Charts: $ in millions. 1Based on 1Q13 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13

15 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $83MM from 4Q12 4,151 4,228 4,248 4,345 4,655 1Q12 2Q12 3Q12 4Q12 1Q13 +12% At 3/31/13 ● Charts: $ in millions ● 1Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments1 Commercial Real Estate Line of Business Shared National Credit Relationships 16  Approximately 875 borrowers  Strategy: Full relationships with ancillary business  Comerica is agent for approximately 17%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Commercial Real Estate$0.6B 6% Corporate $2.6B 28% General$2.1B 22% National Dealer $0.4B 4% Energy$2.7B 30% Entertainment$0.2B 2% Tech. & Life Sciences$0.2B 2% Environmental Services $0.4B 4% Mortgage Banker$0.2B 2% March 31, 2013: $9.4B As of 3/31/13 ● Chart: Period-end outstandings as of 3/31/13 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. = Total Middle Market (64%)

Stable Securities Portfolio

Primarily AAA Mortgage-backed Securities (MBS)



MBS
Other
Yield %
9.5
9.4
9.6
10.0
9.8
2.73
2.55
2.42
2.25
2.21
1Q12
2Q12
3Q12
4Q12
1Q13

Total average MBS portfolio of $9.6B at 1Q13, a decrease of $196MM from 4Q12

- Duration of 3.4 years
- Net unrealized pre-tax gain $229MM
- Unamortized premium of about $85MM
- Expect prepayments of $750MM-850MM for 2Q13[1]

Chart: Average $ in billions • Excludes auction-rate securities • [1]Outlook as of 4/16/13

Comerica Bank

17

Government Card Programs

Growing Average Noninterest-Bearing Deposits



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,128
2007
2008
2009
2010
2011
2012
1Q13

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 4.2 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients



DIRECTEXPRESS
DEBIT

At 3/31/13 • Chart: $ in millions • [1]Source: July 2012 Nilson Report, reflecting 2011 data • [2]Final rule announced 12/22/10

Comerica Bank

18

55.1 59 .6 65.4 69 .4 71.3 82.5 9 2.7 94.8 1 07.0 RF KEY HBAN FITB BBT STI ZION FHN CMA 12 14 18 2 2 24 26 2 7 28 28 CMA ZION RF FITB STI BBT FHN HBAN KEY Growing Deposit Base: Provides Low Cost Funding 19 Total Average Deposit Growth(1Q12 vs. 1Q13) Noninterest-Bearing as a Percentof Total Deposits1 Deposits Per Branch2 Interest Costs on Total Deposits3 1Average balances at 3/31/13 ● 2$ in millions; Source: SNL Financial, at 3/31/13; Excludes BOKF, MTB, and SNV, as amounts were not available ● 3In basis points; Source: SNL Financial; 1Q13 interest incurred on deposits as a percent of average deposits; Excludes BOKF, MTB, and SNV, as amounts were not available -7.6% -2.3% -0.7% 1.3% 4. 7% 4.8% 4.8% 4.9% 5.9% 6.7% 7.5% 8.9% SNV RF FHN ST I BBT ZIO N FITB CMA HBA N KEY BOK F MTB 25% 25% 27% 27% 30% 32% 33% 33% 35% 36% 39% 44% SNV BBT HBA N FHN ST I RF FITB KEY BOK F MTB ZIO N CMA Deposits by Business and Market 20  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Tables: Average $ in billions By Line of Business 1Q13 4Q12 1Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $14.10.40.20.15.00.2 $14.60.50.20.15.20.1 $13.50.70.20.14.70.1 Total Middle Market $20.0 $20.7 $19.3 CorporateUS BankingInternational 2.31.5 2.11.6 1.91.4 Mortgage Banker Finance 0.6 0.6 0.4 Commercial Real Estate 1.2 1.1 1.0 BUSINESS BANK $25.6 $26.1 $24.0 Small Business 2.6 2.7 2.6 Retail Banking 18.4 18.2 17.8 RETAIL BANK $21.0 $20.9 $20.4 Private Banking 3.7 3.8 3.6 WEALTH MANAGEMENT $3.7 $3.8 $3.6 Finance/ Other 0.4 0.5 0.3 TOTAL $50.7 $51.3 $48.3 By Market 1Q13 4Q12 1Q12 Michigan $20.2 $20.0 $19.5 California 14.4 15.5 13.7 Texas 10.0 9.8 10.2 Other Markets 5.7 5.5 4.6 Finance/ Other 0.4 0.5 0.3 TOTAL $50.7 $51.3 $48.3

1$ in millions; Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans. ● 2Source: SNL Financial Solid Credit Quality 856 747 692 541 515 4,206 3,835 3,653 3,088 3,110 1Q12 2Q12 3Q12 4Q12 1Q13 Nonperforming Loans Accruing Watch list Loans Nonperforming Loans Continue to Trend Down1 0 2 4 6 2008 2009 2010 2011 2012 1Q13 Peer Range Peer Group Average CMA NCO Ratio: Lower Then Peer Average2  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Credit metrics within historical normal range 21 As of 3/31/2013 ● Charts: $ in millions ● 11Q13 compared to 4Q12 Nonperforming Assets of $555MM, a $40MM decrease, included1:• Nonaccrual loans decreased $25MM • Foreclosed Property decreased to $40MM Troubled Debt Restructurings (TDRs) of $233MM, included:• $85MM Performing Restructured• $21MM Reduced Rate • $127MM Nonaccrual TDR March 31, 2013Nonaccrual Loans $494MMBy Business Middle Market$126MM Corporate $6MM Commercial Real Estate$122MM Private Banking$57MM Small Business$92MM Other$91MM 22 Nonperforming Assets:Continue to Trend Down Nonperforming Assets 923 814 755 595 5552.14 1.85 1.71 1.29 1.23 1Q12 2Q12 3Q12 4Q12 1Q13 Nonperforming Assets as aPercentage of Total Loans + ORE

Net Interest Income:
Impacted by Fewer Days in Quarter


Net Interest Income
Accretion
NIM
442
25
417
435
18
417
427
15
412
424
13
411
416
11
405
3.19
3.10
2.96
2.87
2.88
1Q12
2Q12
3Q12
4Q12
1Q13

Net interest income and rate NIM:

$424MM	4Q12	2.87%
-7MM	2 fewer days in quarter	--
+4MM	Loan growth	--
-2MM	Loan portfolio dynamics	-0.01
-1MM	LIBOR decline	-0.01
- 2MM	Accretion on acquired portfolio	-0.01
-2MM	Securities portfolio	-0.01
+2MM	Lower funding costs	+0.01
--	Excess liquidity	+0.04
$416MM	1Q13	2.88%

FY13 Expected Accretion[1] of $20MM - $30MM

Balance sheet remains well positioned for a rising rate environment[2]:

- 200 basis points *annual* rate increase equates to approx. $181MM expected increase in net interest income

Chart: $ in millions • 1Q13 compared to 4Q12 • [1]Outlook as of 4/16/13 • [2]At 3/31/13; Analysis based on non-parallel ramp in interest rates over 12 months; See 10Q filing with SEC for the quarter ended 3/31/13 for methodology.

Comerica Bank

23

Noninterest Income


Total Noninterest Income
Customer-Driven Fee Income 1
206
22
184
211
27
187
197
14
183
204
14
190
200
16
184
1Q12
2Q12
3Q12
4Q12
1Q13

Collaboration Opportunity:

- Strategic initiative focused on referral opportunities between our business lines
  - Personal Banking to Small Business
  - Middle Market to Wealth Management
- Gaining momentum and exceeding goals

Chart: $ in millions • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank

24

Disciplined Expense Management

- **Revenue & efficiency improvements**
  - Vendor consolidation
  - Selective outsourcing
  - Leverage technology
  - Selectively increase product pricing
  - Reallocate resources to faster growing areas
- **Assisting in offsetting headwinds**
  - Low rate environment
  - Pension
  - Healthcare
  - Regulatory



Full-Time Equivalent Employees
9,195
9,014
9,008
8,967
8,932
-3%
1Q12
2Q12
3Q12
4Q12
1Q13



Assets Per Employee Compared to Peers
CMA $7,264
STI $6,572
FITB $5,851
KEY $5,794
FHN $5,744
SNV $5,468
BBT $5,326
RF $5,102
HBAN $4,651

Right Chart: $ in thousands; As of 3/31/13; Source: SNL Financial; Excludes BOKF, MTB, and ZION as amounts were not available

Comerica Bank

25

Strong Capital Position

2012 Capital Plan completed:

- $375MM share repurchase over five quarters (1Q12 through 1Q13)
- April 24, 2012 - increased quarterly dividend 50% to $0.15 per share
- January 22, 2013 - increased quarterly dividend 13% to $0.17 per share

2013 Capital Plan target[1]:

- $288MM share repurchase target over four quarters (2Q13 through 1Q14)



Historical Average Shareholder Payout of 77% of annual earnings
Shares Repurchased
Dividend
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
47%
79%
77%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
19%
20%
24%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'11
'12
1Q13

[1]Outlook as of 4/16/13

Comerica Bank

26

Efficiency Ratio and ROA Goals



Efficiency Ratio
59%
66%
69%
67%
72%
69%
68%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012
YTD 2013



Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.84%
Long-Term Goal:
Above 1.30%
2007
2008
2009
2010
2011
2012
YTD 2013

Goal as of 4/16/13

Comerica Bank

27

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	**S&P**	**Moody's**	**Fitch**	**DBRS**
Peer Banks	BB&T	A-	A2	A+	A (high)
Peer Banks	**Comerica**	**A-**	**A3**	**A**	**A**
Peer Banks	M&T Bank	A-	A3	A-	A (low)
Peer Banks	BOK Financial	BBB+	A2	A	A (low)
Peer Banks	KeyCorp	BBB+	Baa1	A-	BBB (high)
Peer Banks	SunTrust	BBB	Baa1	BBB+	A (low)
Peer Banks	Fifth Third	BBB	Baa1	A-	A (low)
Peer Banks	Huntington	BBB	Baa1	BBB+	BBB
Peer Banks	First Horizon National Corp	BBB-	Baa2	BBB-	
Peer Banks	Regions Financial	BBB-	Ba1	BBB-	BBB
Peer Banks	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
Peer Banks	Synovus Financial Corp	B+	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
Large Banks	U.S. Bancorp	A+	A1	AA-	AA
Large Banks	JP Morgan	A	A2	A+	A (high)
Large Banks	PNC Financial Services Group	A-	A3	A+	A (high)
Large Banks	Bank of America	A-	Baa2	A	A

As of 4/10/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

28

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Tier 1 capital[1,2]	$6,748	$6,705	$6,685	$6,676	$6,647
Less: Trust preferred securities	--	--	--	--	--
Tier 1 common capital[2]	6,748	6,705	6,685	6,676	6,647
Risk-weighted assets[1,2]	64,895	65,954	64,432	64,028	64,526
Tier 1 common capital ratio[2]	***10.40%***	***10.17%***	***10.38%***	***10.43%***	***10.30%***
Total shareholders' equity	$6,988	$6,942	$7,084	$7,028	$6,985
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	21	22	25	28	30
Tangible common equity	$6,332	$6,285	$6,424	$6,365	$6,320
Total assets	$64,885	$65,069	$63,000	$62,380	$62,325
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	21	22	25	28	30
Tangible assets	$64,229	$64,412	$62,340	$61,717	$61,660
Tangible common equity ratio	***9.86%***	***9.76%***	***10.30%***	***10.31%***	***10.25%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]March 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III (estimated) ($ in billions)

Tier 1 Common Equity under Basel III (estimated)

	3/31/13	12/31/12
Tier 1 common capital under Basel I[1,2]	$6.7	$6.7
Adjustments from Basel I to Basel III:		
Cumulative other comprehensive income[3]	(0.4)	(0.4)
Tier 1 common equity anticipated under Basel III[4]	$6.3	$6.3
Risk-weighted assets under Basel I[1,2]	$64.9	$66.0
Adjustments from Basel I to Basel III:		
Unused commitments < 1 Year	1.1	1.0
Real estate related	0.9	0.9
Other	0.6	0.5
Risk-weighted assets anticipated under Basel III[4]	$67.5	$68.4
Tier 1 common capital ratio	10.40%	10.17%
Basel III Tier 1 common capital ratio	9.4%	9.1%

Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]March 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.
[3]Includes AFS mark-to-market and defined benefit pension liability.
[4]The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation's interpretation of the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.

Comerica Bank

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